SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to

Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2007

YOUNG INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)
MISSOURI

(State or other jurisdiction of incorporation)

000-23213	43-1718931

(Commission File Number)	(I.R.S. Employer Identification Number)

13705 Shoreline Court East, Earth City, MO	63045

(Address of principal executive offices)	(Zip Code)
(314) 344-0010

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 8, 2007, the Company's Board of Directors approved amendments of the Company's Amended and Restated By-Laws (the “By-Laws”) modifying the advance notice requirements for stockholders who wish to present proposals at annual meetings of stockholders or nominate directors at annual meetings of stockholders or special meetings of stockholders called for the purpose of electing directors. Specifically, the advance notice requirements have been amended to provide that, except as provided below, all stockholder nominations for directors and other proposals submitted by stockholders for consideration at an annual meeting must be delivered to the Company's Secretary at least 90 days, and not earlier than 120 days, before the first anniversary of the preceding year's annual meeting. In the event the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder must delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. With respect to an election of directors to be held at a special meeting of stockholders written notice must be delivered to the Company's Secretary not later than the close of business on the 10th day following the date on which public announcement of the date of such meeting is first made.

Previously, in accordance with the rules and regulations of the SEC, stockholder proposals for an annual meeting must be received by the Company not less than 120 days before the date of the Company's proxy statement released to stockholders in connection with the previous year's annual meeting. If the date of the current year's annual meeting had been changed by more than 30 days from the date of the prior year's meeting then the deadline was a reasonable time before the Company begins to print and send its proxy materials. The Company did not have specific notice deadlines with respect to the director nominations.

The foregoing description of the amendments to the Company's By-Laws is not complete and is qualified in its entirety by reference to the text of the By-Laws attached hereto as Exhibit 3.1 and incorporated herein by reference.

ITEM 8.01.	OTHER EVENTS.

On May 9, 2007, Young Innovations, Inc. (the “Company”) issued a press release announcing that its Board of Directors, at its meeting on May 8, 2007, approved a share repurchase program to purchase up to 500,000 shares of common stock. The authorization will expire July 31, 2008 and replaces the current share repurchase program which was scheduled to expire on July 31, 2007. The Company also announced that its Board of Directors declared a quarterly dividend of $0.04 per share, payable June 15, 2007 to shareholders of record on May 22, 2007. A copy of the press release is filed herewith as Exhibit 99.1, and hereby incorporated by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits
Exhibit Number	Description
3.1	Amended and Restated Bylaws dated May 8, 2007
99.1	Press Release dated May 9, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUNG INNOVATIONS, INC.
By:	/s/ Christine Boehning

Christine Boehning
Vice President and Chief Financial Officer

Dated: May 14, 2007

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